UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2012

DynaVox Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34716	27-1507281
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Wharton Street, Suite 400, Pittsburgh, PA 15203

(Address of Principal Executive Offices) (Zip Code)

(412) 381-4883

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On October 1, 2012, JoAnn A. Reed notified the Board of Directors of DynaVox Inc. (“DynaVox”) that she will not stand for re-election at the next annual meeting of shareholders. Ms. Reed’s decision not to stand for re-election is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or financial statements. Ms. Reed will continue to serve as a director of DynaVox until DynaVox’s next annual shareholders meeting, which is scheduled to be held on December 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAVOX INC.

By:	/s/ Kenneth D. Misch
	Name:	Kenneth D. Misch
	Title:	Chief Financial Officer

Date: October 3, 2012

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